Portland General Electric EARNINGS CONFERENCE CALL FOURTH QUARTER AND FULL YEAR 2021 Exhibit 99.2

Cautionary statement Information Current as of February 17, 2022 Except as expressly noted, the information in this presentation is current as of February 17, 2022 — the date on which PGE filed its Annual Report on Form 10-K for the year ended December 31, 2021 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this press release that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our estimates and assumptions as of the date of this report. The Company assumes no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors. Forward-looking statements include statements regarding the Company's full-year earnings guidance (including expectations regarding annual retail deliveries, average hydro conditions, wind generation, normal thermal plant operations, operating and maintenance expense and depreciation and amortization expense) as well as other statements containing words such as "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: the outcome of various legal and regulatory actions; demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation and battery storage facilities, including hydro conditions, wind conditions, disruption of transmission and distribution, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; delays in the supply chain and increased supply costs, failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the Company's inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy market conditions, which could affect the availability and cost of purchased power and fuel; the development of alternative technologies; changes in capital and credit market conditions, including interest rates, which could affect the access to and availability of cost of capital and result in delay or cancellation of capital projects or execution of the Company’s strategic plan as currently envisioned; general economic and financial market conditions, including inflation; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or third party liability; cyber security breaches of the Company's customer information system or operating systems, data security breaches, or acts of terrorism, which could disrupt operations, require significant expenditures, or result in claims against the Company; employee workforce factors, including potential strikes, work stoppages, transitions in senior management, and the ability to recruit and retain key employees and other talent due to COVID-19 mandates and turnover due to macroeconomic trends; PGE business activities are concentrated in one region and future performance may be affected by events and factors unique to Oregon; and widespread health emergencies or outbreaks of infectious diseases such as the novel coronavirus disease (COVID-19), including potential vaccination mandates, which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties are further discussed in the reports that the Company has filed with the United States Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov and on the Company’s website, investors.portlandgeneral.com. Investors should not rely unduly on any forward- looking statements. 2

Topics for today’s call 3 Business Update Maria Pope, President and CEO • Year in review • Strategic outlook Financial Update Jim Ajello, Senior VP of Finance, CFO and Treasurer • Financial results • 2021 earnings drivers • 2022 General Rate Case update • Capital investments and resource acquisition • Liquidity and financing • 2022 earnings guidance

2021 in review Financial performance • 2021 full year EPS of $2.72 per share vs. 2020 full year EPS of $1.72 per share • Q4 2021 EPS of $0.73 per share vs. Q4 2020 EPS of $0.57 per share Leading the way to a clean energy future in Oregon • Integrated Operations Center and Advanced Distribution Management System optimize and secure grid operations • House Bill 2021 establishes a framework for an 80% reduction of baseline greenhouse gas emissions from power served to Oregon retail customers by 2030 • Issued an RFP to add 375 to 500 MW of renewables and 375 MW of non-emitting capacity by the end of 2024 • Inaugural Distribution System Plan which provides a framework for electrifying the economy while achieving environmental justice goals Committed to ESG • Continued our long-standing commitment to diversity, equity and inclusion and increased the representation of Black, Indigenous and People of Color as well as women in leadership across our company • Continued decades-long focus on environmental stewardship with record breaking salmon returns on the Clackamas River, restoration of one of the largest sites for northern red-legged frogs, and together with the Confederated Tribes of Warm Springs, invested in Crooked River habitat restoration among many other projects 4

$0.91 $0.43 $(0.19) $0.57 Q1 Q2 Q4Q3 (1) Management believes that excluding the effects of the previously disclosed energy trading loss ($1.03) provides a meaningful representation of the company’s comparative earnings. For the three-month quarter ended September 30, 2020 non-GAAP diluted EPS is $0.84 after excluding the full-year effects of the energy trading losses, net of tax calculated at the Company’s blended federal and state statutory tax rate 2021 financial results 5 Q4 2021 Q4 2020 FY 2021 FY 2020 GAAP net income (in millions) $66 $52 $244 $155 GAAP diluted earnings per share (EPS) $0.73 $0.57 $2.72 $1.72 Add back energy trading losses and tax effect - - - $1.03 Non-GAAP diluted earnings per share - - - $2.75 2021 Load Growth • Year-over-year load growth of 4.0%, weather adjusted • Residential deliveries up 1.0%, weather adjusted • Commercial deliveries up 4.2%, weather adjusted • Industrial deliveries up 8.5%, weather adjusted • Favorable weather contributed 1.1% to 2021 overall growth of 5.1% Long-Term Load Growth • Raising long-term load growth guidance from 1% to 1.5% Q3 $0.84(1) GAAP 2020 Diluted EPS $1.72 Non-GAAP 2020 Diluted EPS $2.75 $1.07 $0.36 $0.56 $0.73 Q1 Q2 Q3 Q4 GAAP 2021 Diluted EPS $2.72

(1) Management believes that excluding the effects of the previously disclosed energy trading loss ($1.03) provides a meaningful representation of the company’s comparative earnings (2) These amounts are net of the Power Cost Adjustment Mechanism deferral of $29 million, which represents 90% of the excess variance above the $30 million deadband limit 2021 earnings bridge 6 (1) GAAP 2020 EPS Retail revenues Net Variable Power Costs (2) Generation, Transmission and Distribution expenses Administrative expense Non-GAAP 2020 EPS 2020 Energy trading losses(1) GAAP 2021 EPS Local tax flow- through adjustment Property and other taxes Depreciation and Amortization

2022 General Rate Case updates Rate Case Key Terms – Through 4th Settlement Average Rate Base $5.6 Billion Average Rate Base Increase $814 million, 17% ROE 9.5% Capital Structure 50/50 Cost of Debt 4.125% Cost of Capital 6.83%(1) Revenue Requirement Increase $74 million, including $64 million for power costs Other Key Terms • Elimination of decoupling mechanism • Accelerated depreciation of Colstrip to 2025 and establishment of its own, separate revenue requirement • Full recovery of Integrated Operations Center • Removal of Faraday Project from revenue requirement • Rate spread model resolution Next Steps: • Certain key policy items remain unsettled • Regulatory review of the 2022 GRC will continue, with a final OPUC order expected to be issued by April 2022 • Management cannot predict the outcome of the case and all settled items are subject to OPUC approval 7(1) Reflects updates for actual and forecasted debt costs

$110 $120 $120 $120 $120 $405 $430 $430 $430 $430 $110 $100 $100 $100 $100 $35 2022 2023 2024 2025 2026 Capital expenditures forecast Generation Transmission and Distribution General Business and Technology Integrated Operations Center $650$660 $650$650 Note: Capital expenditures exclude allowance for funds used under construction. Dollar values in millions. These are projections based on assumptions of future investment. Actual amounts expended will depend on various factors and may differ materially from the amounts reflected in this capital expenditure forecast. All dollar values in millions Reliability and resiliency investments 8 $650

2019 IRP ACTION PLAN Customer Resource Actions • Increased energy efficiency, demand response, storage and dispatchable standby generation Renewable Resource Actions • A renewable RFP, resources targeted online by the end of 2024 Capacity Resource Actions • A multi-stage procurement process to meet capacity needs • Pursue cost-competitive agreements for existing capacity in the region • Conduct an RFP for remaining capacity needs after renewable addition and existing capacity PGE will file its next IRP and initial Clean Energy Plan in March of 2023, aligning the IRP with HB 2021 2021 RFP • PGE is seeking up to approximately 1,000 MW of renewable and non-emitting resources by initiating this RFP, consisting of: • 375 to 500 MW of renewables • 375 MW of non-emitting capacity • 100 MW of renewables in support of the Green Future Impact program’s PGE supply option • Independent evaluator selected and scoring methodology approved • Bids submitted in January 2022 • Acknowledgement of shortlist targeted in Q2 2022 • Final contracts executed with winning bidders targeted by the end of 2022 Resource planning and procurement 9

Ratings S&P Moody’s Senior Secured A A1 Senior Unsecured BBB+ A3 Commercial Paper A-2 P-2 Outlook Stable Stable Credit Facilities $650 Letters of Credit $141 Total Liquidity: $843 million as of December 31, 2021 (dollars in millions) Cash $52 Liquidity and financing Expected 2022 financings (dollars in millions) Q1 Q2 Q3 Q4 Long-term debt - - $250 - Short-term debt - - - - 10

PGE is initiating full-year 2022 earnings guidance of $2.75 to $2.90 per diluted share based on the following assumptions: • An increase in energy deliveries between 2% and 2.5%, weather adjusted • Normal temperatures and thermal plant operations • Average hydro conditions • Wind generation based on five years of historical levels or forecast studies when historical data is not available • Lower operating and maintenance expense of between $590 million and $610 million • Depreciation and amortization expense between $420 million and $440 million, which reflects additional capital investments • No new common equity Reaffirming • 4% to 6% long-term EPS growth, 2019 base year • 5% to 7% long-term dividend growth 2022 Earnings Guidance 11

Appendix

(1) Tax effect for the full-year was determined based on the Company’s blended federal and state statutory tax rate Management believes that excluding the effects of the previously disclosed 2020 energy trading losses provides a meaningful representation of the Company’s comparative earnings per share. The Company has adjusted this amount to maintain comparability between periods. The effect of the energy trading losses was $1.03 per diluted share on a full-year basis. PGE’s reconciliation of non-GAAP earnings for the year ended December 31, 2020 are below. 13 Non-GAAP financial Measures Non-GAAP Earnings Reconciliation for the year ended December 31, 2020 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the year ended December 31, 2020 $155 $1.72 Exclusion of certain trading losses 127 1.42 Tax effect(1) (35) (0.39) Non-GAAP as reported for the year ended December 31, 2020 $247 $2.75